UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2018

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN 55402

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2018, GWG Holdings, Inc. (the “Company” or “GWG”) and its wholly owned subsidiary GWG Life, LLC (“GWG Life”) entered into a Master Exchange Agreement with The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), MHT Financial SPV, LLC, a Delaware limited liability company (“MHT SPV”), and various related trusts (the “Seller Trusts”), as amended and restated on January 18, 2018 with effect from January 12, 2018, and as further amended by the First Amendment to Master Exchange Agreement, the Second Amendment to Master Exchange Agreement and the Third Amendment to the Master Exchange Agreement (as amended, the “Master Exchange Agreement”). The material terms and conditions of the initial Master Exchange Agreement were described in GWG Holdings’ Current Report on Form 8-K (the “January 2018 Form 8-K”) filed with the Securities and Exchange Commission on January 18, 2018.

On August 10, 2018, the Company, Beneficient, MHT SPV, and the Seller Trusts entered into a Third Amendment to Master Exchange Agreement. Pursuant to the Third Amendment, the parties agreed to consummate the transactions contemplated by the Master Exchange Agreement in two closings. The Third Amendment also generally deleted MHT SPV as a party to the Master Exchange Agreement. The material terms and conditions of the Third Amendment to Master Exchange Agreement were described in GWG Holdings’ Current Report on Form 8-K (the “August Form 8-K”) filed with the Securities and Exchange Commission on August 14, 2018.

On the first closing date, which took place on August 10, 2018 (the “Initial Transfer Date”),

●	in consideration for GWG and GWG Life entering into the Master Exchange Agreement and consummating the transactions contemplated thereby, Beneficient, as borrower, entered into a commercial loan agreement (the “Commercial Loan Agreement) with GWG Life, as lender, in a principal amount of $200 million as more fully described below;

●	Beneficient delivered to GWG a promissory note (the “Exchangeable Note”) in the principal amount of $162,911,379 as more fully described below;

●	Beneficient purchased 5,000,000 shares of GWG’s Series B Convertible Preferred Stock, par value $0.001 per share and having a stated value of $10 per share (the “Convertible Preferred Stock”), for cash consideration of $50,000,000, which shares were subsequently transferred to the Seller Trusts, as more fully described below;

●	the Seller Trusts delivered to GWG 4,032,349 common units of Beneficient;

●	GWG issued to the Seller Trusts Seller Trust L Bonds due 2023 (the “Seller Trust L Bonds”) in an aggregate principal amount of $403,234,866, as more fully described below;

●	GWG and the Seller Trusts entered into a registration rights agreement with respect to the Seller Trust L Bonds received by the Seller Trusts; and

●	GWG and Beneficient entered into a registration rights agreement with respect to the Beneficient common units received and to be received by GWG.

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Under the Master Exchange Agreement, at the final closing (the “Final Closing” and the date on which the final closing occurred, the “Final Closing Date”), which occurred on December 28, 2018:

●	in accordance with the Master Exchange Agreement, and based on the net asset value of alternative asset financings as of the Final Closing Date, effective as of the Initial Transfer Date, (i) the principal amount of the Commercial Loan Agreement was reduced to $181,974,314, (ii) the principal amount of the Exchangeable Note was reduced to $148,228,432, and (iii) the principal amount of the Seller Trust L Bonds was reduced to $366,891,940;

●	the Seller Trusts refunded to GWG $840,430 in interest paid on the Seller Trust L Bonds related to the Seller Trust L Bonds that were issued as of the Initial Transfer Date but cancelled, effective as of the Initial Transfer Date, on the Final Closing Date;

●	the accrued interest on the Commercial Loan Agreement and the Exchangeable Note was added to the principal amount of the Commercial Loan Agreement, as a result of which the principal amount of the Commercial Loan Agreement as of the Final Closing Date was $192,507,946;

●	the Seller Trusts transferred to GWG an aggregate of 21,650,087 common units of Beneficient and GWG received 14,822,843 common units of Beneficient in exchange for the Exchangeable Note, upon completion of which GWG owned (including the 4,032,349 common units received by GWG on the Initial Transfer Date) 40,505,279 common units of Beneficient;

●	Beneficient issued to GWG an option (the “Option Agreement”) to acquire the number of common units of Beneficient, interests or other property that would be received by a holder of the NPC-A Prime limited partnership interests of Beneficient Company Holdings, L.P., an affiliate of Beneficient (“Beneficient Holdings”); and

●	GWG issued to the Seller Trusts 27,013,516 shares of GWG common stock (including shares issued upon conversion of the Convertible Preferred Stock).

On the Final Closing Date, GWG and the Seller Trusts also entered into a registration rights agreement with respect to the shares of GWG common stock owned by the Seller Trusts, an orderly marketing agreement and a stockholders agreement. The material terms of these agreements were described in the January 2018 Form 8-K.

The foregoing description of the agreements described above does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which are filed with this report and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

On December 28, 2018, in connection with the Final Closing Date described above in Item 1.01, GWG issued and sold 27,013,516 shares of common stock (including shares issued upon conversion of the Convertible Preferred Stock) to the Seller Trusts. No underwriting discounts or commissions were paid in connection with such sale.

The shares were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Master Exchange Agreement contains representations to support GWG’s reasonable belief that Beneficient and the Seller Trusts had access to information concerning GWG’s operations and financial condition, that each such recipient is acquiring the securities for its own account and not with a view to the distribution thereof (other than pursuant to a public offering registered under the Securities Act or another applicable exemption), and that each such recipient is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Information.

On December 28, 2018, GWG issued a press release, a copy of which is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 days after the date on which this Current Report must be filed.

(d) Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement
10.2	Stockholders Agreement
10.3	Orderly Marketing Agreement
10.4	Option Agreement
10.5	Amendment No. 1 to Commercial Loan Agreement
99.1	Press release issued December 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: January 4, 2019	By:	/s/ William Acheson
	Name:	William Acheson
	Title:	Chief Financial Officer

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